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                                                                  EXECUTION COPY

                                 FIRST AMENDMENT
                                       TO
                               SECURITY AGREEMENT

         THIS FIRST AMENDMENT TO SECURITY AGREEMENT (this "Amendment"), dated as of December 1, 2003, is entered into by and among aaiPHARMA INC., a Delaware corporation (the "Borrower"), the other Obligors signatory hereto and BANK OF AMERICA, N.A., as Administrative Agent for the Lenders (in such capacity, the "Administrative Agent").

                                    RECITALS

         A. The Borrower, certain domestic Subsidiaries of the Borrower, the Lenders and the Administrative Agent are party to that certain Credit Agreement dated as of March 28, 2002 (as amended by that certain First Amendment dated as of the date hereof (the "First Amendment to Credit Agreement") and as otherwise amended and modified, the "Credit Agreement").

         B. As a condition precedent to the original effectiveness of the Credit Agreement and the obligations of the Lenders to make their respective Loans and other extensions of credit under the Credit Agreement, the Obligors executed and delivered that certain Security Agreement dated as of March 28, 2002 among the Borrower, the other Obligors and the Administrative Agent, (as previously amended and modified, the "Existing Security Agreement"). Unless otherwise defined herein or the context otherwise requires, terms used in this Amendment, including its preamble and recitals, have the meanings provided in (or by reference in) the Existing Security Agreement.

         C. The Borrower has requested certain modifications to the Existing Security Agreement.

         D. Such modifications require the consent of the Administrative Agent, which will be evidenced by its execution of this Amendment, and of the Required Lenders, which will be evidenced by their execution of the First Amendment to Credit Agreement.

         E. The Administrative Agent and the Required Lenders have consented to the requested modifications on the terms and conditions set forth herein.

                                    AGREEMENT

         NOW, THEREFORE, IN CONSIDERATION of the premises and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto agree as follows:

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I.       AMENDMENTS TO SECURITY AGREEMENT

         Subject to the satisfaction of the conditions precedent set forth in
Section 4 in Article II hereof, the Obligors and the Administrative Agent, on behalf of the Lenders, hereby agree as follows:

         1. Amendment to Section 1(b). The following shall be added as a new definition:

                  "First Amendment Effective Date": December 1, 2003.

         2. Amendment to Section 4. Section 4 of the Existing Security Agreement is hereby deleted in its entirety and replaced with the following:

                  "4.      Representations and Warranties. Each Obligor hereby
         represents and warrants to the Administrative Agent, for the benefit of the Lenders, that until such time as the Credit Party Obligations are Fully Satisfied:

                           (a) Legal Name and Location of Obligor. As of the date hereof, each Obligor's exact legal name is as shown in this Security Agreement and its state of formation is (and for the prior four months have been) as set forth on Schedule 4(a) attached hereto. As of the date hereof, the principal place of business and chief executive office of such Obligor is set forth on Schedule 4(a) attached hereto. Each Obligor has not in the four months prior to the date hereof changed its name, been party to a merger, consolidation or other change in structure or used any tradename except as set forth on Schedule 4(a) attached hereto.

                           (b) Location of Collateral. As of the date hereof all Collateral consisting of Goods is located solely in the states identified on Schedule 4(b) hereto, except those Goods in transit to and from such states.

                           (c) Ownership. Each Obligor is the legal and beneficial owner of all material Collateral which it purports to own, and each Obligor has the right to pledge, sell, assign or transfer such Collateral, except in the case of Documents and other contracts that by their terms prohibit pledge, assignment or transfer.

                           (d) Security Interest/Priority. This Security Agreement creates a valid security interest in favor of the Administrative Agent, for the benefit of the Lenders, in the Collateral of such Obligor and, when properly perfected by filing, shall constitute a valid perfected security interest in such Collateral, to the extent such security can be perfected by filing under the UCC, free and clear of all Liens except for Permitted Liens.

                           (e) Types of Collateral. No material amount of the Collateral constitutes, consists of or is the Proceeds of,
                  (i) As-Extracted Collateral, (ii) Consumer Goods, (iii) Farm Products, (iv) Manufactured Homes or (v) Standing Timber.

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                           (f)      Accounts. Except in the case of immaterial
                  Accounts, (i) each Account of the Obligors and the papers and documents relating thereto are genuine and in all material respects what they purport to be, (ii) each Account arises out of (A) a bona fide sale of goods sold and delivered by such Obligor (or is in the process of being delivered) or (B) services theretofore actually rendered or being rendered by such Obligor to, the account debtor named therein, (iii) no Account of an Obligor is evidenced by any Instrument or Chattel Paper unless such Instrument or Chattel Paper has been theretofore endorsed over and delivered to, or submitted to the control of, the Administrative Agent and (iv) no surety bond was required or given in connection with any Account of an Obligor or the contracts or purchase orders out of which they arose.

                           (g) Inventory. No material amount of Inventory is held by an Obligor pursuant to consignment, sale or return, sale on approval or similar arrangement.

                           (h)      Copyrights, Patents and Trademarks.

                                    (i)      Schedule 1(b) hereto includes all
                           Copyrights, Copyright Licenses, Patents, Patent Licenses, Trademarks and Trademark Licenses owned by the Obligors in their own names as of the date hereof.

                                    (ii)     To the best of each Obligor's
                           knowledge and except as set forth on Schedule 1(b) hereto, each material Copyright, Patent and Trademark of such Obligor is valid, subsisting, unexpired, enforceable and has not been abandoned.

                                    (iii)    Except as set forth in Schedule
                           1(b) hereto, as of the date hereof, none of such Copyrights, Patents and Trademarks is the subject of any licensing or franchise agreement.

                                    (iv)     No holding, decision or judgment
                           has been rendered by any Governmental Authority which would limit, cancel or question the validity of any material Copyright, Patent or Trademark.

                                    (v)      Except as set forth in Schedule 6.9
                           of the Credit Agreement, no action or proceeding is pending seeking to limit, cancel or question the validity of any Copyright, Patent or Trademark, or which, if adversely determined, would reasonably be expected to have a material adverse effect on the value of any material Copyright, Patent or Trademark.

                                    (vi)     All applications pertaining to the
                           Copyrights, Patents and Trademarks of each Obligor have been duly and properly filed, and all registrations or letters pertaining to such Copyrights, Patents and Trademarks have been duly and properly filed and issued, and all of such Copyrights, Patents and Trademarks are valid and enforceable.

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                                    (vii)    No Obligor has made any assignment
                           or agreement in conflict with the security interest in the Copyrights, Patents or Trademarks of each Obligor hereunder, except for the sale, lease, license or transfer of patents in the ordinary course of an Obligor's business and as permitted under the Credit Agreement.

                           (i) Specified Assigned Agreements. True and complete copies of each Specified Assigned Agreement, as in effect on the First Amendment Effective Date, have been furnished to the Administrative Agent. Each of the Specified Assigned Agreements (i) have been duly authorized, executed and delivered by the Obligor party thereto, (ii) as of the date hereof, have not been amended, amended and restated, supplemented or otherwise modified from the copies delivered to the Administrative Agent, (iii) as of the First Amendment Effective Date, are in full force and effect and (iv) as of the First Amendment Effective Date, are binding upon and enforceable against each Obligor party thereto and, to the Obligor's knowledge, are binding upon and enforceable against all other parties thereto in accordance with their terms, in each case subject to applicable bankruptcy, insolvency, reorganization, moratorium or other laws affecting creditors' rights generally and subject to general principles of equity, regardless of whether considered in a proceeding in equity or at law. No Obligor is in default in any material respect under any Specified Assigned Agreement to which such Obligor is a party and, to the knowledge of any Obligor, none of the other parties to any Specified Assignment Agreement is in default in any material respect (except as has been disclosed to the Administrative Agent)."

         3. Amendment to Schedules. Schedule 2(l) of the Existing Security Agreement is amended in its entirety to read in the form of such Schedule 2(l) attached hereto as Exhibit B to this Amendment.

II.      MISCELLANEOUS

         1. Representations and Warranties. Each of the Obligors represents and warrants to the Administrative Agent as follows:

                  (i) It has taken all necessary action to authorize the execution, delivery and performance of this Amendment.

                  (ii) This Amendment has been duly executed and delivered by such Obligor and constitutes such Obligor's legal, valid and binding obligation, enforceable in accordance with its terms, except as such enforceability may be limited (x) by general principles of equity and conflicts of laws (whether enforcement is sought by proceedings in equity or at law) or by principles of good faith and fair dealing or
         (y) by bankruptcy, reorganization, insolvency, moratorium or other laws of general application relating to or affecting the enforcement, of creditors' rights.

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                  (iii)    No consent, approval, authorization or order of, or
         filing, registration or qualification with, any court or governmental authority or third party is required in connection with the execution, delivery or performance by such Obligor of this Amendment (except for those which have been obtained on or prior to the date hereof and filings and other actions to perfect the Liens created by the Collateral Documents).

                  (iv) The execution and delivery of this Amendment does not diminish or reduce its obligations under the Existing Security Agreement in any manner, except as specifically set forth herein.

                  (v) Such Obligor has no claims, counterclaims, offsets, or defenses to the Existing Security Agreement and the performance of its obligations thereunder, or if such Obligor has any such claims, counterclaims, offsets, or defenses to the Existing Security Agreement or any transaction related to the Existing Security Agreement, the same are hereby waived, relinquished and released in consideration of the Lenders' execution and delivery of this Amendment.

                  (vi) The representations and warranties of the Obligors set forth in Section 4 of the Existing Security Agreement, after giving effect to the amendments described in Article I hereof, are true and correct in all material respects as of the date hereof (except those that expressly relate to an earlier date, in which case such representations and warranties are true and correct in all material respects as of such earlier date) and all of the provisions of the Existing Security Agreement, except as amended hereby, are in full force and effect.

                  (vii) Subsequent to the execution and delivery of this Amendment and after giving effect hereto, no unwaived event has occurred and is continuing on the date hereof which constitutes a Default or an Event of Default.

         2. Liens. Each Obligor affirms the liens and security interests created and granted by it in the Existing Security Agreement and agrees that this Amendment shall in no manner adversely affect or impair such liens and security interests.

         3. Effect of Amendment. Except as expressly modified and amended in this Amendment, all of the terms, provisions and conditions of the Existing Security Agreement shall remain unchanged and in full force and effect. The Existing Security Agreement and any and all other documents heretofore, now or hereafter executed and delivered pursuant to the terms of the Existing Security Agreement are hereby amended so that any reference to the Existing Security Agreement shall mean a reference to the Existing Security Agreement as amended by this Amendment.

         4. Condition Precedent. This Amendment shall become effective as of the date first above written when, and only when, the following condition shall have been satisfied (it being understood that the satisfaction of the following condition may occur concurrently with the effectiveness of this Amendment):

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                  (a)      Execution of Counterparts of Amendment. The
         Administrative Agent shall have received counterparts of this Amendment, which collectively shall have been duly executed on behalf of the Borrower and each of the other Obligors.

                  (b) Execution of First Amendment to Credit Agreement. The Administrative Agent shall have received counterparts of the First Amendment to Credit Agreement, which collectively shall have been duly executed on behalf of the Borrower and each of the other parties thereto, including the Required Lenders.

         5. Construction. This Amendment is a Credit Document executed pursuant to the Credit Agreement and shall (unless otherwise expressly indicated therein) be construed, administered and applied in accordance with the terms and provisions of the Credit Agreement.

         6. Counterparts. This Amendment may be executed in any number of counterparts and by the parties hereto in separate counterparts, each of which when so executed and delivered shall be deemed to be an original and all of which taken together shall constitute one and the same instrument.

         7. GOVERNING LAW. THIS AGREEMENT AND THE RIGHTS AND OBLIGATIONS OF THE PARTIES HEREUNDER SHALL BE GOVERNED BY AND CONSTRUED AND INTERPRETED IN ACCORDANCE WITH THE LAWS OF THE STATE OF NEW YORK.

         8. Binding Effect. This Amendment, the Existing Security Agreement as amended hereby and the other Credit Documents embody the entire agreement between the parties and supersede all prior agreements and understandings, if any, relating to the subject matter hereof. These Credit Documents represent the final agreement between the parties and may not be contradicted by evidence of prior, contemporaneous or subsequent oral agreements of the parties. Except as expressly modified and amended in this Amendment, all the terms, provisions and conditions of the Credit Documents shall remain unchanged and shall continue in full force and effect.

         9. Severability. If any provision of this Amendment is determined to be illegal, invalid or unenforceable, such provision shall be fully severable and the remaining provisions shall remain in full force and effect and shall be construed without giving effect to the illegal, invalid or unenforceable provisions.

                  [Remainder of Page Intentionally Left Blank]

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         IN WITNESS WHEREOF, each of the parties hereto has caused a counterpart of this Amendment to be duly executed and delivered as of the date first above written.

BORROWER:                            aaiPHARMA INC.

                                     By: /s/ Philip S. Tabbiner
                                         ------------------------------------
                                     Name: Philip S. Tabbiner
                                     Title: President and CEO

OBLIGORS:                            APPLIED ANALYTICAL INDUSTRIES
                                          LEARNING CENTER, INC.
                                     AAI TECHNOLOGIES, INC.
                                     AAI DEVELOPMENT SERVICES, INC. (f/k/a
                                          AAI INTERNATIONAL, INC.)
                                     AAI PROPERTIES, INC.
                                     KANSAS CITY ANALYTICAL SERVICES,
                                     INC.
                                     AAI DEVELOPMENT SERVICES, INC. (f/k/a
                                         AAI INTERNATIONAL CLINICAL TRIALS,
                                         INC. f/k/a MEDICAL & TECHNICAL
                                         RESEARCH ASSOCIATES, INC.)
                                     AAI JAPAN, INC.
                                     aaiPHARMA LLC (f/k/a NEOSAN
                                     PHARMACEUTICALS, INC.)

                                     By: /s/ William L. Ginna, Jr.
                                         ------------------------------------
                                     Name: William L. Ginna, Jr.
                                     Title: Vice President

                      First Amendment to Security Agreement

                                                                  aaiPharma Inc.
                                                                   December 2003

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ADMINISTRATIVE AGENT:                BANK OF AMERICA, N.A.,
                                     in its capacity as Administrative Agent

                                     By: /s/ Craig Murless
                                         -----------------------------------
                                     Name: Craig Murless
                                     Title: Vice President

                      First Amendment to Security Agreement

                                                                  aaiPharma Inc.
                                                                   December 2003